Supplement to the Statement of Additional Information for the
Lincoln Variable Insurance Products Trust
Dated May 1, 2009

On Page 11, the sentence that reads “Each fund may invest up to 15% of its total assets in high yield bonds” is to be deleted from the first paragraph of the section entitled, “High Yield Fixed Income Securities.”

On Page 43, the information for Columbia in the chart entitled “Other Accounts Managed with Performance-Based Advisory Fees” is to be deleted and replaced with the following:

Adviser/Sub-Adviser and Portfolio Mangers	Number of Accounts with Incentive Fees	Total Assets
Columbia (Christian K. Stadlinger, Jarl Ginsberg)	0	0

At the end of the section entitled “Ownership of Securities” and immediately before the section entitled “Investment Adviser and Sub-Advisers,” add the following:

SEC rules require disclosure of information on an Independent Trustee and his or her immediate family’s ownership of securities of an investment adviser, sub-adviser or principal underwriter of the Fund.  The following Independent Trustees reported to the Trust that they had owned the following such securities:

Name of Director	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Elizabeth S. Hager	Dennis S. Hager, spouse of Trustee	State Street Corporation (owns SSgA Funds Management, Inc.) Wells Fargo & Company (owns a controlling interest in Metropolitan West Capital Management LLC)	Common stock Common stock	*$8,686.76 *$10,599.26	Less than 1% Less than 1%
Kenneth G. Stella	Cynthia E. Stella Revocable Trust (spouse of Trustee)	Bank of America Corporation (owns Columbia Management Advisors, LLC) Wells Fargo & Company (owns a controlling interest in Metropolitan West Capital Management LLC)	Common stock Common stock	**$6,687.82 **$8,027.79	Less than 1% Less than 1%
Kenneth G. Stella	Kenneth G. Stella Revocable Trust	Wells Fargo & Company (owns a controlling interest in Metropolitan West Capital Management LLC)	Senior notes, CPN 4.2%, due January 15, 2010, dated December 6, 2004	**$101,907.00	Less than 1%
David H. Windley	David H. Windley	Bank of America Corporation (owns Columbia Management, Inc.) Wachovia Corporation (owns a controlling interest in Metropolitan West Capital Management LLC)	Common stock Medium term senior notes CPN 5.5%, due May 1, 2013 (dated April 25, 2008)	***$6,493.00 ***$37,075.00	Less than 1% Less than 1%

* The valuation date of the State Street Corporation common stock and Wells Fargo & Company common stock was October 1, 2009 when they were sold.

** The valuation date of the Bank of America Corporation common stock and the Wells Fargo & Company common stock was September 14, 2009 when they were sold.  The valuation date of the Wells Fargo & Company senior notes was November 3, 2009 when they were sold.

***The valuation date of the Bank of America common stock was September 14, 2009 when it was sold, and the valuation date of the Wachovia notes was October 13, 2009 when they were sold.

Each Independent Trustees indicated to the Trust that his or her acquisition of a sub-adviser’s securities was inadvertent, and each Trustee sold his or her entire position when the Trustee became aware of the issue.

Each of Ms. Hager and Messrs. Stella and Windley are not an “interested person” (as that term is defined in the Investment Company Act of 1940) of LIAC, the investment adviser to the Trust.  However, as a result of holding the above-noted positions, each of the Independent Trustees may have been an “interested person” (during the time period that he or she owned the above-noted securities) of various sub-advisers of the Trust.

Ms. Hager may have been an “interested person” (during the time period when her spouse held the Wells Fargo stock) of Metropolitan West Capital Management, LLC, the sub-adviser to the LVIP Wells Fargo Intrinsic Value Fund. Ms. Hager may have been an “interested person” (during the time period that her spouse held the State Street stock) of SSgA Funds Management, Inc., the sub-adviser to the LVIP SSgA Bond Index Fund, LVIP SSgA International Index Fund, the LVIP SSgA S&P 500 Index Fund, the LVIP SSgA Small-Cap Index Fund, the LVIP SSgA Large Cap 100 Fund, the LVIP SSgA Small-Mid Cap 200 Fund, the LVIP SSgA Developed International 150 Fund, and the LVIP SSgA Emerging Markets 100 Fund.

700650/437 Funds

Mr. Stella may have been an “interested person” (during the time period that his spouse’s trust held the Bank of America common stock) of Columbia Management Advisors, LLC, the sub-adviser to the LVIP Columbia Value Opportunities Fund.  Mr. Stella may have been an “interested person” (during the time period that his spouse’s trust held the Wells Fargo common stock or his trust held the Wells Fargo senior notes) of Metropolitan West Capital Management, LLC, the sub-adviser to the LVIP Wells Fargo Intrinsic Value Fund.

Mr. Windley may have been an “interested person” (during the time period that he held the Bank of America stock) of Columbia Management Advisors, LLC, the sub-adviser to the LVIP Columbia Value Opportunities Fund.  Mr. Windley may have been an “interested person” (during the time period that he held the Wachovia senior notes) of Metropolitan West Capital Management, LLC, the sub-adviser to the LVIP Wells Fargo Intrinsic Value Fund.

In the section entitled “Portfolio Holdings Disclosure” beginning on Page 62, the fourth paragraph is to be deleted and replaced with the following:

An officer of the Funds or the officer’s designees will post all of the holdings (e.g., underlying funds or investments) of each Lincoln Profile Fund and LVIP SSgA Rules-Based Funds to a website (lfg.com) no earlier than 25 calendar days after each quarter end and 25 calendar days after any material changes are made to the holdings of such Fund.  At the time of this disclosure on the website, the portfolio holdings of these Funds will be deemed to be public.

Changes regarding LVIP Wells Fargo Intrinsic Value Fund (formerly known as LVIP FI Equity-Income Fund):

Effective October 1, 2009, Metropolitan West Capital Management, LLC replaced Pyramis Global Advisors, LLC as the sub-adviser for the LVIP FI Equity-Income Fund.  Also on that date, the name of the LVIP FI Equity-Income Fund was changed to LVIP Wells Fargo Intrinsic Value Fund.

In the sections entitled “Limitations on Futures and Options Transactions,“ “Indexed Securities” and “SEC Name Rule Requirement” on Page 16, references to “LVIP FI Equity-Income Fund” are to be deleted and replaced with “LVIP Wells Fargo Intrinsic Value Fund.”

On Page 36 in the Sub-Adviser chart, the information regarding LVIP FI Equity-Income Fund is to be deleted and replaced with the following:

Fund	Sub-Adviser	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP Wells Fargo Intrinsic Value Fund	Metropolitan West Capital Management, LLC 610 Newport Center Dr., Ste. 1000 Newport Beach, CA 92660	0.40% on the first $250 million of the fund’s average daily net assets 0.35% of any excess of the fund’s average daily net assets over $750 million*

On Page 39, the information regarding LVIP FI Equity-Income Fund is to be deleted and replaced with the following:

Metropolitan West Capital Management, LLC (MetWest Capital) was founded in 1992 and is an SEC-registered asset management firm based in Newport Beach, California.  MetWest is majority owned by Evergreen Investments, which is part of Wells Capital (the asset management division of Wells Fargo) and minority owned by its key professionals: Gary W. Lisenbee, Howard Gleicher, and Steven M. Borowski.

On Page 41 in the section entitled, “Service marks,” the phrase “Fidelity Investments will be used with the LVIP FI Equity-Income Fund” is to be deleted and replaced with “Wells Fargo will be used with the LVIP Wells Fargo Intrinsic Value Fund”.

In the “Other Accounts Managed Chart” beginning on Page 42, the information regarding Pyramis Global Advisors, LLC is to be deleted and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Adviser/Sub-Adviser and Portfolio Manager	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts
Metropolitan West Capital Management, LLC	12	$4,487	5	$393	410	$5,713

*in millions of dollars

In the “Other Accounts Managed with Performance-Based Advisory Fees Chart” beginning on Page 43, the information regarding Pyramis Global Advisors, LLC is to be deleted and replaced with the following:

Sub-Adviser and Portfolio Managers	Number of Accounts with Incentive Fees	Total Assets
Metropolitan West Capital Management, LLC (Howard Gleicher)	2	$43,000,000

700650/437 Funds

In the “Material Conflicts of Interest” section beginning on Page 44, the information regarding Pyramis Global Advisors, LLC and the LVIP FI Equity-Income Fund is to be deleted and replaced with the following:

Metropolitan West Capital Management, LLC (“MetWest Capital”) (LVIP Wells Fargo Intrinsic Value Fund)

Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of MetWest Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund's advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

MetWest Capital does not receive a performance fee for its management of the Fund.  MetWest Capital and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds — for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of MetWest Capital, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests. The structure of a portfolio manager's or an investment advisor's compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

MetWest Capital may engage in cross trades, in which one Fund sells a particular security to another Fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general MetWest Capital has policies and procedures to address the various potential conflicts of interest described above. MetWest Capital has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, MetWest Capital has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

In Appendix B, the proxy voting guidelines for Pyramis Global Advisors, LLC are to be deleted and replaced with the following:

Metropolitan West Capital Management, LLC Proxy Voting Policies and Procedures Summary

In compliance with the guidelines of the SEC, MWCM has adopted the required proxy voting policies and procedures.  A summary of MWCM’s Policies and Procedures is provided below.

Generally, and except to the extent that a client otherwise instructs MWCM in writing, MWCM will vote by proxy or otherwise on all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as MWCM deems appropriate, in accordance with its written Policies and Procedures.  These Policies and Procedures set forth guidelines for voting many typical proxy proposals.  In certain instances, MWCM may determine that it is in its clients’ best interest to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines.  These guidelines typically result in MWCM voting consistent with the recommendations of the issuer’s management in most routine matters, which MWCM believes to be in the best interest of clients.  The Lead Strategist or designee is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

Where a proxy proposal raises a material conflict of interest between the interests of MWCM and its clients, MWCM will vote in accordance with the guidelines where MWCM does not have discretion to deviate from the guidelines.  Alternatively, MWCM will obtain voting direction from an independent third party or disclose the conflict of interest to the client and abstain from voting or obtain client consent prior to voting the securities.  There may also be a variety of corporate actions or other matters for which shareholder action is required or solicited and with respect to which MWCM may take action that it deems appropriate in its best judgment, except to the extent otherwise required by agreement with the client.  These actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

By written request to Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660, a client may obtain a copy of MWCM’s Proxy Voting Policies and Procedures and/or information on how MWCM has voted proxies with respect to the client’s securities.

In Appendix C, the information on Compensation Structures and Methodologies of Portfolio Managers for Fidelity Management & Research Company and the LVIP FI Equity-Income Fund is to be deleted and replaced with the following:

Metropolitan West Capital Management, LLC (LVIP Wells Fargo Intrinsic Value Fund)

Compensation for investment professionals consists of a base salary, bonus and generous benefits.  Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan.  A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction.  Bonuses may exceed 100% of salary.  While Wachovia Corporation, now a fully owned subsidiary of Wells Fargo & Company, holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm.  MetWest Capital professionals who hold ownership interests in the firm do not receive investment performance-related bonuses.

MetWest Capital’s compensation system is not determined on an account-specific basis.  Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark.  To reinforce long-term focus, performance is measured over MetWest Capital’s investment horizon (typically three to five years).  Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio.  Rather, their bonuses are tied to overall strategy performance.

This Supplement is dated December 21, 2009.

Please keep this supplement with your records.

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